SCUDDER
INVESTMENTS(SM)
[LOGO]


---------------------------
BOND/DOMESTIC
---------------------------


Scudder Short Term
Bond Fund
Fund #022









Annual Report
December 31, 1999



The fund seeks to provide a high level of income consistent with a high degree of principal stability.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
--------------------------------------------------------------------------------

                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                       9   Portfolio Management Discussion

                      13   Investment Portfolio

                      18   Financial Statements

                      21   Financial Highlights

                      22   Notes to Financial Statements

                      26   Report of Independent Accountants

                      27   Officers and Trustees

                      28   Investment Products and Services

                      30   Scudder Solutions

Scudder Short Term Bond Fund

--------------------------------------------------------------------------------
ticker symbol SCSTX                                             fund number 022
--------------------------------------------------------------------------------

Date of Inception:    o    In a period when bond prices were rattled by stronger
4/2/84                     global growth and three interest rate increases in
                           the U.S., our diversified approach proved beneficial to fund performance.

Total Net Assets as   o    Management found opportunities in AAA-rated corporate
of 12/31/99:               bonds, particularly those in noncyclical sectors, as
$774 million               well as asset-backed securities.

                      o Management reduced portfolio duration during the period, a move that helped cushion the portfolio against a negative interest rate environment.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

The past year proved to be very challenging for fixed income investors. In a turn of events that few experts were predicting when the year began, inflation concerns and multiple interest rate hikes by the U.S. Federal Reserve sparked a steady downtrend in bond prices. With the crises of 1998 still fresh in investors' memories, the consensus expectation was that slow global growth would continue to provide a positive backdrop for bond prices. Exactly the opposite proved true, however, as growth picked up steam both in the U.S. and abroad. With consumer spending on the increase and unemployment hovering near 4%, the Federal Reserve sought to stem potential inflationary pressures by raising interest rates by a quarter point on three separate occasions. By year-end, the continued strength of the economy was raising fears that the Fed would be forced to raise rates at least twice more in 2000.

Despite the difficult interest rate environment, Scudder Short Term Bond Fund was able to weather the volatility in the bond market over the second half of the year. A neutral duration strategy and a focus on quality and diversification held the fund in good stead over the period, and we believe that the slump in bond prices represents an opportunity to pick up stable, lower-risk securities at attractive yield levels. For more information on how the fund's management team plans to position the portfolio for the year ahead, please turn to the Portfolio Management Discussion beginning on page 9

Finally, it should be noted that Daniel Pierce retired in June of 1999 as President of Scudder Short Term Bond Fund, at which time I assumed that role and its responsibilities. We are fortunate that Dan's long-standing affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join the fund's team in this capacity, and look forward to serving your interests.

Thank you for your continued investment in Scudder Short Term Bond Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER (1-800-728-3337), or visit our Web site at www.scudder.com.

Sincerely,

/s/Lynn S. Birdsong
Lynn S. Birdsong
President,
Scudder Short Term Bond Fund

Performance Update
--------------------------------------------------------------------------------
                                                               December 31, 1999

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:
                                 Salomon Brothers Inc.
                                  Treasury/Government
                Scudder Short     Sponsored Corporate
               Term Bond Fund      Index (1-3 years)*

           89    10000                   10000
          '90    10988                   10972
          '91    12568                   12271
          '92    13251                   13062
          '93    14335                   13796
          '94    13924                   13880
          '95    15420                   15392
          '96    16014                   16187
          '97    17002                   17266
          '98    17739                   18467
          '99    18017                   18977


                            Yearly periods ended December 31


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                            Total Return
                              Growth of                                  Average
Period ended 12/31/1999        $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Scudder Short Term Bond Fund
--------------------------------------------------------------------------------
1 year                        $ 10,157                1.57%               1.57%
--------------------------------------------------------------------------------
5 year                        $ 12,940               29.40%               5.29%
--------------------------------------------------------------------------------
10 year**                     $ 18,017               80.17%               6.06%
--------------------------------------------------------------------------------
Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years)*
--------------------------------------------------------------------------------
1 year                        $ 10,276                2.76%               2.76%
--------------------------------------------------------------------------------
5 year                        $ 13,672               36.72%               6.45%
--------------------------------------------------------------------------------
10 year**                     $ 18,977               89.77%               6.61%
--------------------------------------------------------------------------------

* Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years) is composed of Treasury, Government Sponsored Agency, and Corporate securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund, with its current name and objective, commenced operations on July
   3, 1989. Performance figures include the performance of its predecessor, the General 1994 Portfolio of Scudder Target Fund. Since adopting its current objective, the cumulative and average annual returns are 89.31% and 6.27%, respectively.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

                                       Yearly periods ended December 31

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING
THE SCUDDER SHORT TERM BOND FUND TOTAL RETURN (%) AND SALOMON
BROTHERS INC. TREASURY/GOVERNMENT SPONSORED CORPORATE INDEX
(1-3 YEARS)* TOTAL RETURN (%)


             1990   1991   1992    1993   1994   1995   1996   1997   1998   1999
------------------------------------------------------------------------------------
Fund Total
Return (%)    9.88  14.38   5.43   8.18   -2.87  10.74   3.86   6.17   4.34   1.57
------------------------------------------------------------------------------------
Index Total
Return (%)    9.70  11.85   6.44   5.63     .60  10.89   5.16   6.67   6.95   2.76
------------------------------------------------------------------------------------
Net Asset
Value ($)    11.72  12.25  11.93  12.01   10.91  11.35  11.05  11.04  10.87  10.44
------------------------------------------------------------------------------------
Income
Dividends
($)           1.09   1.08    .96    .80     .76    .71    .72    .67    .64    .59
------------------------------------------------------------------------------------
Capital
Gains
Distributions
($)             --     --     --    .07      --     --     --     --     --     --
------------------------------------------------------------------------------------

* Salomon Brothers Inc. Treasury/Government Sponsored Corporate Index (1-3 years) is composed of Treasury, Government Sponsored Agency, and Corporate securities with maturities of one to three years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the one year total return for the Fund would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                               December 31, 1999

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Corporate Bonds             31%                      Management continued to
Asset-Backed Securities     24%                        find attractive value
Collateralized Mortgage                                 opportunities in the
Obligations                 16%                                corporate and
U.S. Government Agency                                 asset-backed sectors.
Pass-Thrus                  11%
Government National
Mortgage Association        10%
U.S. Treasury Obligations    4%
Cash Equivalents             3%
Foreign Bonds -- U.S.
Denominated                  1%
------------------------------------
                           100%
------------------------------------



--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

U.S. Government & Treasury                           The fund's weighting in
Obligations                 40%                       government obligations
AAA*                        26%                        has risen in the last
AA                          15%                        six months, while its
A                           12%                        position in BBB-rated
BBB                          7%                          bonds has declined.
------------------------------------
                           100%
------------------------------------
* Category includes cash equivalents


--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

Under 1 year                19%                       Management's decision to
1 through 5 years           69%                       trim the fund's duration
5 through 8 years            8%                        helped performance amid
8 years or greater           1%                       a negative interest rate
Greater than 15 years        3%                                   environment.
------------------------------------
                           100%
------------------------------------
Weighted average effective
maturity: 2.9 years



For more complete details about the Fund's investment portfolio, see page 13. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               December 31, 1999

In the following interview, portfolio managers Robert S. Cessine and John E. Dugenske discuss Scudder Short Term Bond Fund's strategy and the market environment in the twelve-month period ended December 31, 1999.

Q: The bond market experienced one of the worst years of the twentieth century in 1999. How did this play out in the various subsectors you follow, and what were some of the causes?

A: The environment for government bonds has steadily deteriorated over the past year, but certain sectors of the market have held up relatively well. The greatest amount of attention has been given to the performance of the benchmark 30-year Treasury bond, whose yield rose from 5.10% to 6.48% (as its price fell) over the course of the year. Of greater concern to us was the fact that the two- and three-year notes, which are particularly sensitive to Federal Reserve policy, were also under pressure, particularly in the fourth quarter. The reason for the downdraft was the market's growing concern over inflation pressures in the U.S. economy. Even though broad measures such as the Consumer Price Index have shown that inflation is still relatively tame, investors are concerned that the combination of tight labor markets, improved growth overseas, and soaring stock prices have made an acceleration of inflation inevitable. The Fed sought to preempt inflation by raising interest rates three times in 1999, and the consensus expectation is that more rate hikes will be necessary in 2000. With the economy still barreling along, the bond market has been unnerved by the fact that there is no discernable point at which the Fed will stop raising rates. Until investors gain a sense that the Fed has completed its current tightening cycle, we believe it is likely that volatility will continue.

Outside of Treasuries, certain sectors of the bond market fared well. According to the Merrill Lynch fixed income indices, mortgage- and asset-backed securities both provided positive performance over the full year, while government agency notes were down less than 1%.

Corporate issues performed poorly over the full year, but outperformed Treasuries in the fourth quarter as fears of a supply-demand imbalance ahead of Y2K dissipated. The stronger performance of these sectors proved beneficial to fund performance. Our diversified approach among a variety of corporates, asset-backeds, agency notes, and mortgages helped to mitigate the effects of the difficult interest rate environment.

Q: How did the fund perform in this environment?

A: For the twelve-month period ended December 31, 1999, the fund posted a total return of 1.57%, compared to the 2.76% for its unmanaged benchmark, the Solomon Brothers Treasury/Government Sponsored Corporate Index. Relative performance was slightly better during the fourth quarter, the fund returned 0.81%, versus 0.68% for the index.

Q: How did you position the portfolio among the various subsectors of the bond market?

A: We increased the fund's holdings in asset-backed securities, which we view as one of the most attractive areas among short-term issues. The sector offers attractive yield spreads over Treasuries at what we believe to be a low level of risk. As of December 31, asset-backeds made up 23.1% of net assets, versus 19.1% on June 30. We have also found spreads to be attractive in AAA-rated corporates, a group that was trading at roughly 80 basis points (or eight-tenths of a percentage point) over comparable Treasuries at year end. Given the low risk inherent in this sector, we have been taking advantage of the attractive yields. We believe that this strategy has enabled the fund to withstand the downdraft in bond prices by positioning it to benefit from the recent outperformance of asset-backeds and high-grade corporates.

Our corporate position is well diversified among bonds issued by steady, noncyclical companies with stable cash flows and strong balance sheets. We have repositioned the portfolio so that the majority of our positions in individual corporate bonds (26 overall) are each 1-1.5% of total assets. In the process, we have raised the overall quality of our corporate position, increased diversification, and, in our view, lowered overall portfolio risk.

Q: What was your strategy with respect to duration and credit quality?

A: We have trimmed duration to 1.85 years from a high of 2.30 in the third quarter. As a result, portfolio duration is now neutral with respect to both the two-year Treasury and the universe of short-term bond funds. Our decision to reduce duration proved beneficial to performance in a period when longer-duration assets generally underperformed. Looking ahead, we intend to maintain a neutral stance until such time as it becomes evident to us that the Fed is approaching the end of its tightening cycle. The fund's average credit quality stands at A, which reflects a conservative approach that has also held the fund in good stead in an unfavorable environment.

Q: What is your outlook for the year ahead?

A: We believe that the bond market will remain unsettled in the early part of 2000. Economic reports should continue to have a significant impact on short-term market movements as investors search for signs of incipient inflation. Until there is a clearer indication that the Fed will be able to move away from its current tightening mode, we expect bond market performance to be choppy and volatile. As a result, we intend to maintain a neutral duration strategy and a focus on quality until the interest rate outlook stabilizes. Given the poor performance of the bond market in '99, it's likely that our next move will be to increase, rather than decrease, duration. In addition, we will continue to use volatility as an opportunity to take advantage of value in the corporate and asset-backed sectors. Overall, we are confident that the fund is well positioned for the environment we see unfolding over the next 3-6 months.

Scudder Short Term Bond Fund:
A Team Approach to Investing

Scudder Short Term Bond Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Co-lead portfolio manager Robert S. Cessine joined the team in 1998 and helps set the fund's investment strategy. Mr. Cessine joined the Adviser in 1993 and has over 16 years of investment and financial services industry experience.

Co-lead portfolio manager John E. Dugenske joined the team in 2000 and is responsible for setting the fund's investment strategy with Mr. Cessine. Mr. Dugenske joined the Adviser in 1998 and has 10 years of investment industry experience.

Investment Portfolio                                     as of December 31, 1999
--------------------------------------------------------------------------------

                                                                    Principal
                                                                    Amount($)     Value($)
-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
Repurchase Agreements 3.2%
-------------------------------------------------------------------------------------------

 State Street Bank and Trust Company, 2.8%, to be
    repurchased at $24,427,698 on 1/3/2000**                                    -----------
    (Cost $24,422,000) ..........................................   24,422,000   24,422,000
                                                                                -----------
-------------------------------------------------------------------------------------------
U.S. Treasury Obligations 4.2%
-------------------------------------------------------------------------------------------

 U.S. Treasury Note, 5%, 2/28/2001 ..............................   31,500,000   31,096,485
 U.S. Treasury Note, 6%, 8/15/2009 ..............................    1,600,000    1,550,000
-------------------------------------------------------------------------------------------
Total U.S. Treasury Obligations (Cost $32,743,320)                               32,646,485
-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
Government National Mortgage Association 10.0%
-------------------------------------------------------------------------------------------


 5.55%, 9/20/2024 ...............................................   10,577,899   10,571,287
 8.00%, 12/15/2023 ..............................................   40,298,693   40,890,525
 8.50%, 11/15/2009 ..............................................    7,756,980    7,951,990
 7.50%, 10/01/2014 ..............................................    8,069,730    8,117,644
 9.00%, 11/15/2020 ..............................................       71,330       75,075
 11.00%, 7/15/2015 ..............................................       34,751       37,977
 11.50, 1/1/2029 ................................................    8,072,260    8,937,506

-------------------------------------------------------------------------------------------
Total Government National Mortgage Association (Cost $78,019,060)                76,582,004
-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
U. S. Government Agency Pass-thrus 11.4%
-------------------------------------------------------------------------------------------


 Federal Home Loan Bank, 5.5%, 4/14/2000 ........................   10,000,000    9,965,600
 Federal Home Loan Mortgage Corp. 5.75%, 3/15/2009 ..............    6,000,000    5,480,460
 Federal Home Loan Mortgage Corp., 5.758%, 11/15/2029 ...........   17,410,629   17,410,629
 Federal Home Loan Mortgage Corp. 9.50%, 8/1/2016 ...............    3,283,769    3,465,887
 Federal National Mortgage Association 7.50% with various
    maturities to 12/01/2014 ....................................      631,139      634,886
 Federal National Mortgage Association 8.00%, 12/1/2012 .........    6,061,994    6,159,531
 Federal National Mortgage Association, 8.50%, 2/1/2005 .........   44,540,000   44,630,474

-------------------------------------------------------------------------------------------
Total U. S. Government Agency Pass-thrus (Cost $88,223,746)                      87,747,467
-------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

                                                                  Principal
                                                                  Amount ($)     Value($)
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Collateralized Mortgage Obligations 15.7%
------------------------------------------------------------------------------------------

 Fannie Mae, Series 1998-44 QC, 6%, 1/18/2014 ................     6,600,000    6,476,250
 Fannie Mae, Series 1999-51 PB, 6%, 7/25/2017 ................    16,210,700   15,876,354
 Fannie Mae, Series 1999-51 LB, 6.5%, 3/25/2014 ..............    11,224,000   11,094,223
 Fannie Mae, Series 1999-54 LB, 6.5%, 4/25/2014 ..............    12,556,000   12,406,898
 Federal Home Loan Mortgage Corp. Structured pass-thru
    Securities, Series T-20 A2, 7.06%, 6/25/2016 .............     8,400,000    8,400,000
 First Bank System Inc. Series 1993-F, 7.136%, 11/25/2024 ....     3,205,424    3,193,404
 Freddie Mac, Series 2175 TC, 6%, 2/15/2017 ..................    19,800,000   19,317,276
 Freddie Mac, Series 2131 BA, 6%, 11/15/2017 .................    15,631,012   15,274,312
 Freddie Mac, Series 2066 PQ, 6.15%, 3/15/2021 ...............     6,600,000    6,488,592
 Freddie Mac, Series 2198 PA, 6.75%, 12/1/2029 ...............    10,000,000    9,945,313
 General Electric Capital Mortgage Services, Inc.,
    Series 1992-E, 7%, 1/25/2008 .............................     2,601,417    2,589,216
 Residential Funding Mortgage Securities Series 1993-A5,
    7.112%, 10/25/2023 .......................................     1,392,210    1,385,681
 Residential Funding Mortgage Securities I Inc.,
    Series 1997-S19 A6, 6.5%, 12/25/2012 .....................     4,987,273    4,993,507
 Residential Funding Mortgage Security, Series 1992-J9 B2,
    7.81%, 4/28/2022 .........................................     3,478,179    3,468,953

------------------------------------------------------------------------------------------
Total Collateralized Mortgage Obligations  (Cost $121,983,570)                120,909,979
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
Foreign Bonds - Non U. S.$ Denominated 1.3%
------------------------------------------------------------------------------------------

 Province of Ontario, 7.375%, 1/27/2003                                      ------------
    (Cost $10,139,500) .......................................    10,000,000   10,104,000
                                                                             ------------

------------------------------------------------------------------------------------------
Asset Backed 23.3%
------------------------------------------------------------------------------------------

 Miscellaneous 1.1%

 Coast-Plymouth Tax Lien Capital, LLC, Series 1999-A,
    6.76%, 11/15/2004 ........................................     8,376,221    8,329,105
                                                                             ------------
 Automobile Receivables 7.2%

 BMW Vehicle Owner Trust, Series 1999 A A4, 6.54%,
    4/25/2004 ................................................     7,000,000    6,941,211
 Capital Automobile Receivable Asset Trust, Series 1999-1
    A2, 5.58%, 6/15/2002 .....................................    10,000,000    9,865,625
 Ford Credit Auto Owner Trust, Series 1998-C A5,
    5.86%, 10/15/2002 ........................................    10,915,000   10,775,152


    The accompanying notes are an integral part of the financial statements.

                                                               Principal
                                                               Amount ($)     Value ($)
---------------------------------------------------------------------------------------

 MMCA Automobile Trust, Series 1999-1 A2,
    6.8%, 8/15/2003 .......................................    10,000,000    9,962,500
 Premier Auto Trust, Series 1999-2 A4, 5.59%, 2/9/2004 ....    11,900,000   11,548,578
 World Omni Automobile Lease Securitization Trust
    1996-Series B, 6.85%, 11/15/2002 ......................     6,481,673    6,478,635
                                                                          ------------
                                                                            55,571,701
                                                                          ------------
 Credit Card Receivables 4.5%

 Citibank Credit Card Master Trust I, Series 1999-1 A,
    5.50%, 2/15/2006 ......................................    10,000,000    9,437,500
 Discover Card Master Trust I, Series 1997-1 A,
    6.55%, 2/16/2005 ......................................     7,000,000    6,982,500
 MBNA Master Credit Card Trust, Series 1996-C B,
    6.74%, 8/15/2003 ......................................    10,000,000    9,990,600
 Sears Credit Account Master Trust, Series 1999-3 A,
    6.45%, 11/15/2005 .....................................     8,500,000    8,255,625
                                                                          ------------
                                                                            34,666,225
                                                                          ------------
 Home Equity Loans 6.9%

 Contimortgage Net Interest Margin Notes, Series 1997-3,
    7.23%, 7/16/2028 ......................................     4,819,485      963,897
 EQCC Home Equity Loan Trust, Series 1996-4 A6,
    6.88%, 7/15/2004 ......................................     4,000,000    3,988,125
 Equity Credit Corp. Home Equity Loan Trust, Series 1999-2,
    6.22%, 6/25/2011 ......................................    14,800,000   14,561,234
 Greenpoint Home Equity Loan Trust, Series 1999-2 A2,
    6.84%, 12/15/2025 .....................................     7,000,000    7,000,000
 HFC Home Equity Loan, Asset Backed Certificate,
    Series 1999-1 A2, 6.95%, 10/23/2023 ...................     5,600,000    5,565,000
 Residential Asset Securities Corp., Series 1998-KS 3 AI 3,
    5.91%, 8/25/2022 ......................................    10,000,000    9,762,500
 Residential Asset Securities Corp., Series 1999-KS 3 AI 3,
    7.18%, 1/25/2025 ......................................    11,000,000   10,934,688
                                                                          ------------
                                                                            52,775,444
                                                                          ------------
 Manufactured Housing Receivables 3.6%

 GE Capital Mortgage Services, Inc., Series 1999-HE3 A2,
    7%, 8/25/2013 .........................................    10,000,000    9,950,000
 Green Tree Financial Corp., Series 1995-8 B1, 7.3%,
    12/15/2026 ............................................     9,500,000    7,801,875
 Green Tree Financial Corp. Series 1996-5 B2, 8.45%,
    7/15/2027 .............................................     9,970,670    8,244,498
 Merrill Lynch Mortgage Investors Inc., Series 1992-B,
    8.5%, 4/15/2012 .......................................     1,518,871    1,516,016
                                                                          ------------
                                                                            27,512,389
                                                                          ------------

---------------------------------------------------------------------------------------
Total Asset Backed (Cost $188,280,384)                                     178,854,864
---------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                                                       Principal
                                                       Amount ($)     Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Corporate Bonds 30.9%
--------------------------------------------------------------------------------

 Consumer Discretionary 1.9%

 Wal-Mart Stores Inc., 5.85%, 6/1/2000 ............   15,000,000    14,979,750
                                                                  ------------
 Consumer Staples 4.8%

 Gillette Company, 5.75%, 8/3/2001 ................   10,000,000     9,826,300
 Pepsi Bottling Holdings Inc., 5.375%, 2/17/2004 ..   10,000,000     9,373,100
 Racers-Kellogg, 5.75%, 2/2/2001 ..................   10,000,000     9,937,500
 Safeway Inc., 5.875%, 11/15/2001 .................    8,000,000     7,813,360
                                                                  ------------
                                                                    36,950,260
                                                                  ------------
 Communications 3.9%

 AT&T Capital Corp., 6.25%, 5/15/2001 .............   11,000,000    10,894,730
 Sprint Capital Corp., 5.875%, 5/1/2004 ...........   10,000,000     9,596,000
 US West Communications, 6.375%, 10/15/2002 .......   10,000,000     9,784,600
                                                                  ------------
                                                                    30,275,330
                                                                  ------------
 Financial 13.8%

 BANC ONE CORP., 6.25%, 10/1/2001 .................   10,000,000     9,886,500
 Bank of America Corp., 6.625%, 6/15/2004 .........   10,000,000     9,785,100
 CIT Group Inc., 5.625%, 2/2/2001 .................   10,000,000     9,866,200
 CNL Funding, 7.295%, 3/18/2010 ...................    5,800,000     5,713,000
 Capital One Bank, 6.57%, 1/27/2003 ...............    7,000,000     6,785,800
 Citicorp, 8.03%, 2/15/2000 .......................   10,000,000    10,019,800
 Commercial Credit Co., 6.375%, 9/15/2002 .........    8,000,000     7,858,160
 Ford Motor Credit Corp., 5.75%, 2/23/2004 ........   10,000,000     9,493,700
 General Electric Capital Corp., 6.02%, 5/4/2001 ..   10,000,000     9,925,000
 Heller Financial Inc., 5.48%, 2/5/2001 ...........   10,000,000     9,839,600
 NBD Bank NA Michigan, 6.25%, 8/15/2003 ...........    6,500,000     6,292,260
 Wells Fargo Co., 6.5%, 9/3/2002 ..................   10,000,000     9,896,300
                                                                  ------------
                                                                   105,361,420
                                                                  ------------
 Media 0.8%

 Tele-Communications, Inc., 7.375%, 2/15/2000 .....    6,000,000     6,010,080
                                                                  ------------
 Durables 2.6%

 DaimlerChrysler NA Holdings, 6.84%, 10/15/2002 ...   10,000,000     9,955,200
 General Motors Acceptance Corp., 6.75%, 12/10/2002   10,000,000     9,810,000
                                                                  ------------
                                                                    19,765,200
                                                                  ------------
 Technology 1.3%

 Raytheon Co., 6.45%, 8/15/2002 ...................   10,000,000     9,728,100
                                                                  ------------


    The accompanying notes are an integral part of the financial statements.

                                                             Principal
                                                             Amount ($)     Value ($)
---------------------------------------------------------------------------------------

 Energy 1.2%
 Atlantic Richfield Co., 5.55%, 4/15/2003 .................    10,000,000   9,550,000
                                                                          -----------
 Utilities 0.6%
 Detroit Edison Co., 5.93%, 2/1/2001 ......................     5,000,000   4,950,100
                                                                          -----------

---------------------------------------------------------------------------------------
Total Corporate Bonds (Cost $242,314,275)                                 237,570,240
---------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $786,125,855) (a)              768,837,039
---------------------------------------------------------------------------------------

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $786,137,574. At December 31, 1999, net unrealized depreciation for all securities based on tax cost was $17,300,535. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $20,668 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $17,321,203.

         Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. All separate investments in Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of December 31, 1999
--------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------
Investments, at market value (identified cost $786,125,855) ............   $ 768,837,039
Cash ...................................................................         358,178
Interest receivable ....................................................       8,709,555
Receivable for Fund shares sold ........................................         417,002
Other assets and receivables ...........................................          16,197
                                                                           -------------
Total assets ...........................................................     778,337,971

Liabilities
----------------------------------------------------------------------------------------
Dividends payable ......................................................         875,785
Payable for Fund shares redeemed .......................................       1,318,553
Accrued management fee .................................................         670,150
Other accrued expenses .................................................       1,041,228
Other payables and accrued expenses ....................................         250,744
                                                                           -------------
Total liabilities ......................................................       4,156,460
----------------------------------------------------------------------------------------
Net assets, at value                                                       $ 774,181,511
----------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income ....................................       1,751,472
Net unrealized appreciation (depreciation) on investments ..............     (17,288,816)
Accumulated net realized gain (loss) ...................................    (164,259,192)
Paid-in capital ........................................................     953,978,047
----------------------------------------------------------------------------------------
Net assets, at value                                                       $ 774,181,511
----------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------
Net Asset Value, offering and redemption price per share ($774,181,511 /
   74,130,248 outstanding shares of beneficial interest, $.01 par value,   -------------
   unlimited number of shares authorized) ..............................   $       10.44
                                                                           -------------

    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------
Statement of Operations for the year ended December 31, 1999
------------------------------------------------------------------------------

Investment Income
------------------------------------------------------------------------------
Interest ......................................................   $ 57,932,597
                                                                  ------------
Expenses:
Management fee ................................................      4,991,294
Services to shareholders ......................................      2,313,956
Custodian and accounting fees .................................        137,188
Trustees' fees and expenses ...................................         36,403
Reports to shareholders .......................................        110,970
Auditing ......................................................         76,504
Legal .........................................................         93,457
Registration fees .............................................         42,071
Other .........................................................         51,504
                                                                  ------------
Total expenses before expense reductions ......................      7,853,347
Expense reductions ............................................       (220,358)
                                                                  ------------
Total expenses after expense reductions .......................      7,632,989
------------------------------------------------------------------------------
Net investment income                                               50,299,608
------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------
Net realized gain (loss) from investments .....................    (23,781,107)
Net unrealized appreciation (depreciation) during the period on    (13,156,530)
   investments
------------------------------------------------------------------------------
Net gain (loss) on investment transactions                         (36,937,637)
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 13,361,971
------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                         Years ended December 31,
Increase (Decrease) in Net Assets                        1999             1998
---------------------------------------------------------------------------------------
Operations:
Net investment income ...........................   $    50,299,608    $    65,426,101
Net realized gain (loss) from investment
   transactions .................................       (23,781,107)        (3,844,223)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ....       (13,156,530)       (16,197,280)
                                                    ---------------    ---------------
Net increase (decrease) in net assets resulting
   from operations ..............................        13,361,971         45,384,598
                                                    ---------------    ---------------
Distributions to shareholders from net investment
   income .......................................       (49,964,406)       (62,427,806)
                                                    ---------------    ---------------
Fund share transactions:
Proceeds from shares issued in tax-free
   reorganization ...............................        17,782,383                 --
Proceeds from shares sold .......................       790,459,825        425,742,760
Net asset value of shares issued to shareholders
   in reinvestment of distributions .............        38,144,688         47,687,597
Cost of shares redeemed .........................    (1,027,543,228)      (629,978,033)
                                                    ---------------    ---------------
Net increase (decrease) in net assets from Fund
   share transactions ...........................      (181,156,332)      (156,547,676)
                                                    ---------------    ---------------
Increase (decrease) in net assets ...............      (217,758,767)      (173,590,884)
Net assets at beginning of period ...............       991,940,278      1,165,531,162
Net assets at end of period (including
   undistributed net investment income of           ---------------    ---------------
   $1,751,472 and $1,651,041, respectively) .....   $   774,181,511    $   991,940,278
                                                    ---------------    ---------------
Other Information
--------------------------------------------------------------------------------------
Increase (decrease) in Fund shares
Shares outstanding at beginning of period .......        91,279,720        105,576,081
                                                    ---------------    ---------------
Shares issued in tax-free reorganization ........         1,643,474                 --
Shares sold .....................................        73,357,835         38,872,025
Shares issued to shareholders in reinvestment of
   distributions ................................         3,589,874          4,362,339
Shares redeemed .................................       (95,740,655)       (57,530,725)
                                                    ---------------    ---------------
Net increase (decrease) in Fund shares ..........       (17,149,472)       (14,296,361)
                                                    ---------------    ---------------
Shares outstanding at end of period .............        74,130,248         91,279,720
                                                    ---------------    ---------------



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

----------------------------------------------------------------------------------
Years Ended December 31,                  1999     1998     1997     1996    1995
----------------------------------------------------------------------------------
Net asset value, beginning of period    $10.87   $11.04   $11.05   $11.35  $10.91
                                        ------------------------------------------
----------------------------------------------------------------------------------
Income from investment operations:
----------------------------------------------------------------------------------
  Net investment income                    .60(a)   .66(a)   .73(a)  .74(a)   .71
----------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions       (.44)    (.19)    (.07)    (.32)    .44
                                        ------------------------------------------
----------------------------------------------------------------------------------
  Total from investment operations         .16      .47      .66      .42    1.15
----------------------------------------------------------------------------------
Less distributions from:
----------------------------------------------------------------------------------
  Investment income                       (.59)    (.64)    (.67)    (.72)   (.43)
----------------------------------------------------------------------------------
  Tax return of capital                     --       --       --       --    (.28)
                                        ------------------------------------------
----------------------------------------------------------------------------------
  Total distributions                     (.59)    (.64)    (.67)    (.72)   (.71)
----------------------------------------------------------------------------------
Net asset value, end of period          $10.44   $10.87   $11.04   $11.05  $11.35
                                        ------------------------------------------
----------------------------------------------------------------------------------
Total Return (%)                          1.57(c)  4.34(b)  6.17     3.86   10.74
----------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------
Net assets, end of period ($ millions)     774      992    1,166    1,468   1,823
----------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                             .87      .86      .86      .80     .75
----------------------------------------------------------------------------------
Ratio of expenses, after expense
reductions (%)                             .85      .86      .86      .80     .75
----------------------------------------------------------------------------------
Ratio of net investment income (%)        5.60     6.07     6.64     6.66    6.37
----------------------------------------------------------------------------------
Portfolio turnover rate (%)                256       95       39       62     101
----------------------------------------------------------------------------------

(a) Per share amounts have been calculated using weighted average shares outstanding.

(b) If the Adviser had not reimbursed the Fund, the total return for the year ended December 31, 1998 would have been lower (Note C).

(c) Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                               December 31, 1999

A. Significant Accounting Policies

Scudder Short Term Bond Fund (the "Fund") is a diversified series of Scudder Funds Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. In addition, from November 1, 1999 through December 31, 1999 the Fund incurred approximately $2,648,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2000.

At December 31, 1999, the Fund had a net tax basis capital loss carryforward of approximately $161,600,000 which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until December 31,

2002 ($27,264,000), December 31, 2003 ($60,090,000), December 31, 2004
($27,917,000), December 31, 2005 ($18,998,000), December 31, 2006 ($6,027,000),
December 31, 2007 ($21,304,000), the respective expiration date.

In addition, the Fund inherited approximately $1,094,000 of capital losses from its merger with Scudders Zero Coupon 2000 Fund, which can be used to offset gains in future years, or until December 31, 2001($542,000), December 31, 2002 ($178,000), and December 31, 2003 ($374,000), the respective expiration dates, subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.
Original issue discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended December 31, 1999, purchases and sales of investment securities (excluding short-term investments and U.S. Government obligations) aggregated $1,155,508,585 and $1,267,234,028, respectively. Purchases and sales of U.S. Government obligations aggregated $1,000,954,389 and $1,070,711,616, respectively.

C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.60% on the first $500,000,000 of average daily net assets, 0.50% on the next $500,000,000 of such net assets, 0.45% on the next $500,000,000 of such net assets, 0.40% on the next $500,000,000 of such net assets, 0.375% on the next $1,000,000,000 of such net assets and 0.35% on such net assets in excess of $3,000,000,000, computed and accrued daily and payable monthly. Effective October 1, 1998, the Adviser has agreed not to impose all or a portion of the Fund's management fee until April 30, 2000 in order to maintain the annualized expenses of the Fund at not more than 0.85% of average daily net assets. For the year ended December 31, 1999, the Adviser did not impose a portion of its management fee aggregating $192,586, and the amount imposed aggregated $4,798,708. This was equivalent to an annualized effective rate of 0.53% of the Fund's daily net assets. During the year ended December 31, 1998, the Adviser reimbursed the Fund $12,808,543 for losses incurred in connection with certain portfolio transactions.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended December 31, 1999, the amount charged to the Fund by SSC aggregated $1,406,214, of which $210,423 is unpaid at December 31, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended December 31, 1999, the amount charged to the Fund by STC aggregated $489,252, of which $111,782 is unpaid at December 31, 1999.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended December 31, 1999, the amount charged to the Fund by SFAC aggregated $112,820, of which $8,614 is unpaid at December 31, 1999.

The Trust pays each of its Trustees not affiliated with the Adviser an annual retainer, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended December 31, 1999, Trustees' fees and expenses aggregated $36,403.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $5,383 and $22,389, respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to 33 percent of its net assets under the agreement.

F. Merger

On April 12, 1999, the Fund acquired all the net assets of Scudder Zero Coupon 2000 Fund pursuant to a plan of reorganization approved by shareholders on December 15, 1998. The acquisition was accomplished by a tax-free exchange of 1,643,474 shares of the Fund (valued at $17,782,383) for 1,558,491 shares of Scudder Zero Coupon 2000 Fund outstanding on April 12, 1999. Scudder Zero Coupon 2000 Fund's net assets at that date ($17,782,383), including $394,788 of unrealized appreciation were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $931,962,736. The combined net assets of the Fund immediately following the acquisition were $949,745,119.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Scudder Funds Trust and the Shareholders of Scudder Short Term Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Short Term Bond Fund (the "Fund") at December 31, 1999, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                PricewaterhouseCoopers LLP
February 11, 2000

Officers and Trustees
--------------------------------------------------------------------------------

 Lynn S. BIrdsong*                            Robert S. Cessine*
   o  President and Trustee                     o  Vice President

 Henry P. Becton, Jr.                         John E. Dugenske*
   o  Trustee; President and General            o  Vice President
      Manager, WGBH Educational
      Foundation                              Ann M. McCreary*
                                                o  Vice President
 Dawn-Marie Driscoll
   o  Trustee; President, Driscoll            John Millette*
      Associates; Executive Fellow,             o  Vice President and Secretary
      Center for Business Ethics, Bentley
      College                                 John R. Hebble*
                                                o  Treasurer
 Peter B. Freeman
   o  Trustee; Corporate Director             Caroline Pearson*
                                                o  Assistant Secretary
 George M. Lovejoy, Jr.
   o  Trustee; President and Director,        *Scudder Kemper Investments, Inc.
      Fifty Associates

 Wesley W. Marple, Jr.
   o  Trustee; Professor of Business
      Administration, Northeastern
      University

 Kathryn L. Quirk*
   o  Trustee, Vice President and
      Assistant Secretary

 Jean C. Tempel
   o  Trustee; Venture Partner,
      Internet Capital Group

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                            Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Asia Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.



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1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distribution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291



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About the Fund's Adviser


Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER
INVESTMENTS(SM)
[LOGO]


PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group